UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 4, 2023
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Zoom Video Communications, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-38865	61-1648780
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
55 Almaden Boulevard, 6th Floor
San Jose, California 95113
(Address of principal executive offices and Zip Code)
(888) 799-9666
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	ZM	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Director Appointment

On January 4, 2023, the board of directors (“Board”) of Zoom Video Communications, Inc. (the “Company”) elected Cindy L. Hoots to the Board, effective January 5, 2023. Ms. Hoots was elected as a Class II director for a term expiring at the Company’s 2024 annual meeting of stockholders. Ms. Hoots will also serve on the Cybersecurity Risk Management Committee of the Board.

Ms. Hoots has served as the Chief Digital Officer and Chief Information Officer at AstraZeneca PLC, a pharmaceutical company, since January 2020. From January 2018 to December 2019, she served as Global Vice President of Technology of Unilever PLC, a multinational consumer goods company. Prior to joining Unilever, Ms. Hoots served as Vice President of Next Generation Products, Commercial and Digital Transformation at British American Tobacco plc, a multinational tobacco manufacturing company, from 2016 to 2018. Ms. Hoots received a B.S. in computer information systems from DeVry Institute of Technology.

There is no arrangement or understanding between Ms. Hoots and any other persons pursuant to which she was elected as a director. Ms. Hoots has no direct or indirect material interest in any transaction required to be disclosed by the Company pursuant to Item 404(a) of Regulation S-K. Ms. Hoots will enter into the Company’s standard form of indemnification agreement between the Company and its directors and executive officers.

Ms. Hoots will be compensated as a member of the Board under the terms of the Company’s Non-Employee Director Compensation Policy.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zoom Video Communications, Inc.

Dated: January 4, 2023	By:	/s/ Aparna Bawa
Aparna Bawa
Chief Operating Officer